                                                             Exhibit (h)(iii)(B)


                                        FORM OF AMENDED SCHEDULE A
                                         Dated November 30, 2002
                                    to the Sub-Administration Agreement

NAME OF FUND
------------
Fifth Third Government Money Market Fund                   Fifth Third Institutional Government Money Market Fund
Fifth Third Prime Money Market Fund                        Fifth Third Institutional Money Market Fund
Fifth Third Municipal Money Market Fund                    Fifth Third Michigan Municipal Money Market Fund
Fifth Third Quality Growth Fund                            Fifth Third International GDP Fund
Fifth Third Disciplined Large Cap Value Fund               Fifth Third Small Cap Growth Fund
Fifth Third Balanced Fund                                  Fifth Third Equity Index Fund
Fifth Third Mid Cap Growth Fund                            Fifth Third Large Cap Core Fund
Fifth Third International Equity Fund                      Fifth Third Short Term Bond Fund
Fifth Third Technology Fund                                Fifth Third Michigan Municipal Bond Fund
Fifth Third Intermediate Bond Fund                         Fifth Third Municipal Bond Fund
Fifth Third Bond Fund                                      Fifth Third Ohio Tax Exempt Money Market Fund
Fifth Third U.S. Government Bond Fund                      Fifth Third Large Cap Opportunity Fund
Fifth Third Intermediate Municipal Bond Fund               Fifth Third LifeModel Conservative Fund(SM)
Fifth Third Ohio Municipal Bond Fund                       Fifth Third LifeModel Moderately Conservative Fund(SM)
Fifth Third U.S. Treasury Money Market Fund                Fifth Third LifeModel Moderate Fund(SM)
Fifth Third Strategic Income Fund                          Fifth Third LifeModel Moderately Aggressive Fund(SM)
Fifth Third Multi Cap Value Fund                           Fifth Third LifeModel Aggressive Fund(SM)
Fifth Third Worldwide Fund                                 Fifth Third Small Cap Value Fund
Fifth Third Micro Cap Value Fund

                                         FIFTH THIRD FUNDS

                                         By:____________________________________
                                         Title:

                                         BISYS FUND SERVICES LIMITED PARTNERSHIP
                                         By: BISYS Fund Services, Inc.
                                         General Partner

                                         By:____________________________________
                                         Title: